As filed with the Securities and Exchange Commission on May 20, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 19, 2009

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina	28255
(Address of principal executive offices)	(Zip Code)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On May 19, 2009, Bank of America Corporation (the “Corporation”) announced that it concluded its previously announced sale of common stock, par value $0.01 per share, through an at-the-market issuance program (the “Offering”).

The Corporation issued 1.25 billion shares since beginning the Offering on Friday, May 8, 2009 at an average price of $10.77, representing gross proceeds of approximately $13.47 billion.

A copy of the news release announcing the completion of the Offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	News Release dated May 19, 2009 Announcing the Completion of the At-The-Market Offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/S/ TERESA M. BRENNER
Teresa M. Brenner
Associate General Counsel

Dated: May 20, 2009

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	News Release dated May 19, 2009 Announcing the Completion of the At-The-Market Offering